UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22003

Nuveen Core Equity Alpha Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Semi-Annual Report June 30, 2014

JCE

Nuveen Core Equity Alpha Fund

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF's asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen's change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund's sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund's operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund's sub-adviser(s). The new agreements have been approved by shareholders of your fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Share Information	7
Risk Considerations	9
Performance Overview and Holding Summaries	10
Portfolio of Investments	12
Statement of Assets and Liabilities	23
Statement of Operations	24
Statement of Changes in Net Assets	25
Financial Highlights	26
Notes to Financial Statements	28
Additional Fund Information	37
Glossary of Terms Used in this Report	38
Reinvest Automatically, Easily and Conveniently	39

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan's deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
August 25, 2014

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Core Equity Alpha Fund (JCE)

The equity portion of the Fund is managed by INTECH Investment Management LLC (INTECH), an independently managed subsidiary of Janus Capital Group Inc. The portfolio management team is lead by Dr. Adrian Banner, CEO/CIO, Joseph Runnels, CFA, Vassilios Papathanakos, PhD, and Phillip Whitman, PhD. The Fund also employs a call option strategy managed by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Keith Hembre, CFA, and David Friar oversee this program.

Here the INTECH team members, along with the NAM team, discuss their management strategies and the performance of the Fund for the six-month reporting period ended June 30, 2014.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2014?

The investment objective of the Fund is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in a portfolio of common stocks selected from the stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by INTECH, and also employs risk reduction techniques. Typically, the Fund's equity portfolio will hold 150 – 450 stocks included in the S&P 500® Index.

The Fund also employs an option strategy that seeks to enhance the Fund's risk-adjusted performance over time by means of attempting to reduce volatility of the Fund's returns relative to the returns of the S&P 500® Index. The Fund expects to write (sell) call options on a custom basket of equities with a notional value of up to 50% of the value of the equity portfolio.

The goal of the Fund's equity portfolio is to produce long-term returns in excess of the S&P 500® Index with an equal or lesser amount of risk. The continued market uncertainty during this period reconfirmed the importance of disciplined risk management like INTECH's investment process. The firm's core risk controls are focused on minimizing the volatility of excess returns relative to the S&P 500® Index, so that any excess return is as consistent as possible and any relative underperformance is limited in magnitude and duration. We believe this helps minimize tracking error in relation to the S&P 500® Index during periods of short-term market instability.

INTECH seeks to generate excess returns by harnessing the natural volatility of stock prices to build a potentially more efficient portfolio than the S&P 500® Index. INTECH's investment process focuses solely on relative volatility and correlation. Specifically, the process searches for stocks with high relative volatility and low correlation, attempting to combine stocks in a manner that outperforms the benchmark. The actual positioning of the portfolio from a sector and stock specific standpoint is a residual of the process and the rationale for over and underweight positions is a function of the stocks' relative volatility and correlation characteristics in aggregate.

Because INTECH's process does not forecast the direction of stock prices, we anticipate equity holdings that are overweight or underweight relative to the index may potentially beat the benchmark in approximately equal proportions over time.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments

Portfolio Managers' Comments (continued)

How did the Fund perform during this six-month reporting period ended June 30, 2014?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and since inception periods ended June 30, 2014. For the six-month reporting period ended June 30, 2014, the Fund's shares at net asset value (NAV) outperformed the Blended Index, but lagged the S&P 500® Index.

Since INTECH uses a purely portfolio-theoretic methodology, the investment process does not specifically select stocks or overweight sectors in response to market conditions or expectations or based on their potential for future performance, but combines securities based on how their stock prices move relative to one another in order to capture a rebalancing premium. Rebalancing requires buying some of a stock after a negative relative return and selling some of a stock after a positive relative return. This produces a buy low or sell high trading profit, on average, as stocks move up and down relative to the benchmark.

The Fund's portfolio's active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. For the reporting period, the Fund's active sector positioning detracted from the strategy's relative return. Specifically, an average 10% overweight to the consumer discretionary sector, which was the worst-performing sector during the reporting period and an underweight position to the best performing sector, energy detracted from relative performance. However, the Fund benefited from an overall positive selection effect which offset the adverse sector positioning.

Relative volatility, which refers to stocks moving relative to one another or to an index, continued to remain stable during the reporting period, which tends to be conducive to INTECH's investment process.

In addition, an overall increase in market diversity during the reporting period reflected a change in the distribution of capital in which smaller stocks outperformed larger stocks on average which benefited the portfolio. Due to their volatility and correlation characteristics, the portfolio tends to overweight the smaller stocks within the investment universe as they provide more relative volatility capture potential. The portfolio's underweight to mega-cap stocks and overweight to smaller-cap stocks had an overall positive impact on the portfolio's relative performance over the reporting period as diversity increased.

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic or market conditions.

The Fund also employs a call option strategy managed by NAM. The Fund's writing of call options on a basket of stocks and stock indexes, while investing in a portfolio of equities, limited the Fund's upside potential as covered call strategies perform worse than strategies that do not sell calls when equity prices are rising, as they did during the reporting period. Also impacting performance was the decline in implied volatility during the reporting period, which negatively impacted the premiums received.

During the reporting period, when we expected equity markets to increase we reduced the overwrite percentage to 22%. At other times, we increased the overwrite percentage to 50% when we anticipated the equity markets to be flat or decline. As a result, the Fund's call writing ranged from 22% to 50% during the reporting period.

The Fund also purchased equity index futures contracts to gain equity market exposure where the portfolio holds cash. During the reporting period, this had a small positive effect on performance.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund's distributions is current as of June 30, 2014. The Fund's distribution level may vary over time based on the Fund's investment activities and portfolio investment value changes.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•  The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments

Share Information (continued)

The following table provides estimated information regarding the Fund's distributions and total return performance for the six months ended June 30, 2014. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet its distributions.

As of June 30, 2014	JCE
Inception date	3/27/07
Six months ended June 30, 2014:
Per share distribution:
From net investment income	$0.06
From realized capital gains	0.52
Return of capital	0.00
Total per share distribution	$0.58
Annualized distribution rate on NAV	6.26%
Current distribution rate*	6.67%
Average annual total returns:
6-Month (cumulative) on NAV	6.77%
1-Year on NAV	24.19%
5-Year on NAV	19.21%
Since inception on NAV	8.24%

*  Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

SHARE REPURCHASES

As of June 30, 2014, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired shares as shown in the accompanying table.

JCE
Shares Cumulatively Repurchased and Retired	449,800
Shares Authorized for Repurchase	1,600,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of June 30, 2014, and during the current reporting period, the Fund's per share price was trading at a premium/(discount) to its per share NAV as shown in the accompanying table.

JCE
Share NAV	$18.53
Share Price	$18.17
Premium/(Discount) to NAV	(1.94)%
6-Month Average Premium/(Discount) to NAV	(3.56)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Call Option Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Investment Process Risk. INTECH uses a proprietary mathematical process that strives to identify common stocks with high volatility relative to the index and low correlation to one another. The use of this process may not produce the expected results.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund

Performance Overview and Holding Summaries as of June 30, 2014

Refer to Glossary of Terms Used in this Report for further definition of terms used within this section.

Average Annual Total Returns as of June 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[1]
JCE at NAV	6.77%	24.19%	19.21%	8.24%
JCE at Share Price	10.51%	31.83%	23.18%	8.11%
JCE Blended Index	6.41%	19.28%	14.73%	5.58%
S&P 500® Index	7.14%	24.61%	18.83%	6.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.3%
Short-Term Investments	1.5%
Other Assets Less Liabilities	(1.8)%

Top Five Issuers

(% of total investments)2

Home Depot, Inc.	2.9%
Comcast Corporation	2.2%
Northrop Grumman Corporation	1.9%
TJX Companies, Inc.	1.9%
Time Warner Cable, Inc.	1.5%

Portfolio Composition

(% of total investments)2

Media	7.3%
Health Care Providers & Services	6.3%
Insurance	6.2%
Aerospace & Defense	5.7%
Specialty Retail	5.6%
Oil, Gas & Consumable Fuels	4.6%
Pharmaceuticals	4.2%
Capital Markets	3.3%
Multi-Utilities	2.6%
Food Products	2.5%
IT Services	2.4%
Computers & Peripherals	2.3%
Chemicals	2.3%
Beverages	2.2%
Food & Staples Retailing	2.2%
Electric Utilities	2.2%
Auto Components	2.0%
Internet Software & Services	2.0%
Real Estate Investment Trust	1.9%
Banks	1.8%
Machinery	1.8%
Energy Equipment & Services	1.7%
Health Care Equipment & Supplies	1.7%
Semiconductors & Equipment	1.5%
Software	1.5%
Diversified Financial Services	1.5%
Short-Term Investments	1.4%
Other Industries	19.3%

1  Since inception returns are from 3/27/07.

2  Excluding investments in derivatives.

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund

Portfolio of Investments  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.3%
	COMMON STOCKS – 100.3%
	Aerospace & Defense – 5.8%
22,300	Boeing Company	$2,837,229
13,200	General Dynamics Corporation	1,538,460
1,100	Honeywell International Inc.	102,245
6,000	L-3 Communications Holdings, Inc.	724,500
19,600	Lockheed Martin Corporation	3,150,308
47,600	Northrop Grumman Corporation	5,694,388
23,300	Raytheon Company	2,149,425
3,000	Rockwell Collins, Inc.	234,420
14,900	Textron Inc.	570,521
700	United Technologies Corporation	80,815
	Total Aerospace & Defense	17,082,311
	Air Freight & Logistics – 0.3%
5,200	FedEx Corporation	787,176
1,600	United Parcel Service, Inc., Class B	164,256
	Total Air Freight & Logistics	951,432
	Airlines – 1.0%
15,200	Delta Air Lines, Inc.	588,544
87,100	Southwest Airlines Co.	2,339,506
	Total Airlines	2,928,050
	Auto Components – 2.1%
15,600	BorgWarner Inc.	1,016,964
56,600	Delphi Automotive PLC	3,890,684
33,300	Goodyear Tire & Rubber Company	925,074
6,400	Johnson Controls, Inc.	319,552
	Total Auto Components	6,152,274
	Automobiles – 0.0%
1,200	Harley-Davidson, Inc.	83,820
	Banks – 1.9%
14,700	Bank of America Corporation	225,939
40,300	BB&T Corporation	1,589,029
2,500	Comerica Incorporated	125,400
11,400	Fifth Third Bancorp.	243,390
5,305	JPMorgan Chase & Co.	305,674
13,200	M&T Bank Corporation	1,637,460
700	PNC Financial Services Group, Inc.	62,335
11,500	U.S. Bancorp	498,180
16,450	Wells Fargo & Company	864,612
	Total Banks	5,552,019
	Beverages – 2.2%
9,800	Brown-Forman Corporation	922,866
1,400	Coca Cola Enterprises Inc.	66,892
11,000	Coca-Cola Company	465,960
45,900	Constellation Brands, Inc., Class A, (2)	4,045,167
3,200	Dr. Pepper Snapple Group	187,456

Nuveen Investments

Shares	Description (1)	Value
	Beverages (continued)
4,900	Monster Beverage Corporation, (2)	$348,047
6,800	PepsiCo, Inc.	607,512
	Total Beverages	6,643,900
	Biotechnology – 1.2%
2,700	Amgen Inc.	319,599
1,800	Biogen Idec Inc., (2)	567,558
32,300	Gilead Sciences, Inc., (2)	2,677,993
	Total Biotechnology	3,565,150
	Building Products – 0.4%
22,100	Allegion PLC	1,252,628
	Capital Markets – 3.3%
27,300	Ameriprise Financial, Inc.	3,276,000
1,600	Bank of New York Company, Inc.	59,968
3,300	BlackRock Inc.	1,054,680
39,300	Charles Schwab Corporation	1,058,349
33,700	E*Trade Group Inc., (2)	716,462
7,700	Legg Mason, Inc.	395,087
48,900	State Street Corporation	3,289,014
	Total Capital Markets	9,849,560
	Chemicals – 2.3%
1,500	CF Industries Holdings, Inc.	360,795
11,300	Dow Chemical Company	581,498
3,900	E.I. Du Pont de Nemours and Company	255,216
6,600	Ecolab Inc.	734,844
8,700	FMC Corporation	619,353
900	International Flavors & Fragrances Inc.	93,852
5,600	LyondellBasell Industries NV	546,840
1,700	Monsanto Company	212,058
5,900	PPG Industries, Inc.	1,239,885
2,500	Praxair, Inc.	332,100
7,200	Sherwin-Williams Company	1,489,752
3,800	Sigma-Aldrich Corporation	385,624
	Total Chemicals	6,851,817
	Commercial Services & Supplies – 0.9%
19,600	Cintas Corporation	1,245,384
2,100	Iron Mountain Inc.	74,445
11,800	Pitney Bowes Inc.	325,916
7,100	Republic Services, Inc.	269,587
1,400	Stericycle Inc., (2)	165,788
4,700	Tyco International Ltd.	214,320
9,300	Waste Management, Inc.	415,989
	Total Commercial Services & Supplies	2,711,429
	Communications Equipment – 1.3%
3,300	Cisco Systems, Inc.	82,005
8,300	F5 Networks, Inc., (2)	924,952
21,100	Harris Corporation	1,598,325
22,100	Juniper Networks Inc., (2)	542,334
4,000	Motorola Solutions Inc.	266,280
4,500	QUALCOMM, Inc.	356,400
	Total Communications Equipment	3,770,296

Nuveen Investments

JCE  Nuveen Core Equity Alpha Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Computers & Peripherals – 2.3%
42,700	Apple, Inc.	$3,968,111
3,300	EMC Corporation	86,922
19,400	Hewlett-Packard Company	653,392
10,300	NetApp, Inc.	376,156
5,100	Seagate Technology	289,782
17,000	Western Digital Corporation	1,569,100
	Total Computers & Peripherals	6,943,463
	Construction & Engineering – 0.4%
2,000	Fluor Corporation	153,800
4,100	Jacobs Engineering Group, Inc., (2)	218,448
21,400	Quanta Services Incorporated, (2)	740,012
	Total Construction & Engineering	1,112,260
	Construction Materials – 0.1%
4,600	Vulcan Materials Company	293,250
	Consumer Finance – 0.8%
12,200	American Express Company	1,157,414
800	Capital One Financial Corporation	66,080
2,100	Discover Financial Services	130,158
50,600	Navient Corporation	896,126
	Total Consumer Finance	2,249,778
	Containers & Packaging – 0.2%
6,000	Ball Corporation	376,080
2,900	Bemis Company, Inc.	117,914
	Total Containers & Packaging	493,994
	Distributors – 0.0%
800	Genuine Parts Company	70,240
	Diversified Consumer Services – 0.7%
900	Graham Holdings Company	646,299
43,900	H & R Block Inc.	1,471,528
	Total Diversified Consumer Services	2,117,827
	Diversified Financial Services – 1.5%
500	Berkshire Hathaway Inc., Class B, (2)	63,280
20,500	CME Group, Inc.	1,454,475
6,092	IntercontinentalExchange Group Inc.	1,150,779
16,400	McGraw-Hill Companies, Inc.	1,361,692
500	Moody's Corporation	43,830
12,500	NASDAQ Stock Market, Inc.	482,750
	Total Diversified Financial Services	4,556,806
	Diversified Telecommunication Services – 0.5%
18,600	AT&T Inc.	657,696
1,500	CenturyLink Inc.	54,300
109,300	Frontier Communications Corporation	638,312
4,900	Verizon Communications Inc.	239,757
	Total Diversified Telecommunication Services	1,590,065
	Electric Utilities – 2.2%
6,000	American Electric Power Company, Inc.	334,620
39,256	Duke Energy Corporation	2,912,403
8,400	Edison International	488,124

Nuveen Investments

Shares	Description (1)	Value
	Electric Utilities (continued)
3,100	Entergy Corporation	$254,479
12,100	Exelon Corporation	441,408
4,200	NextEra Energy Inc.	430,416
8,400	Northeast Utilities	397,068
9,500	Pepco Holdings, Inc.	261,060
1,500	Pinnacle West Capital Corporation	86,760
16,000	PPL Corporation	568,480
4,800	Southern Company	217,824
7,300	Xcel Energy, Inc.	235,279
	Total Electric Utilities	6,627,921
	Electrical Equipment – 0.2%
5,344	Eaton PLC	412,450
1,400	Rockwell Automation, Inc.	175,224
	Total Electrical Equipment	587,674
	Electronic Equipment & Instruments – 0.6%
34,800	Corning Incorporated	763,860
12,400	FLIR Systems Inc.	430,652
12,200	Jabil Circuit Inc.	254,980
4,200	TE Connectivity Limited	259,728
	Total Electronic Equipment & Instruments	1,709,220
	Energy Equipment & Services – 1.7%
7,900	Baker Hughes Incorporated	588,155
1,400	Cooper Cameron Corporation, (2)	94,794
14,600	Halliburton Company	1,036,746
19,700	Helmerich & Payne Inc.	2,287,367
25,100	Nabors Industries Inc.	737,187
1,700	National-Oilwell Varco Inc.	139,995
2,100	Schlumberger Limited	247,695
	Total Energy Equipment & Services	5,131,939
	Food & Staples Retailing – 2.2%
6,500	CVS Caremark Corporation	489,905
57,200	Kroger Co.	2,827,396
3,800	Safeway Inc.	130,492
2,600	Sysco Corporation	97,370
11,700	Walgreen Co.	867,321
29,700	Wal-Mart Stores, Inc.	2,229,579
	Total Food & Staples Retailing	6,642,063
	Food Products – 2.5%
2,800	Archer-Daniels-Midland Company	123,508
1,800	Campbell Soup Company	82,458
6,400	ConAgra Foods, Inc.	189,952
12,100	General Mills, Inc.	635,734
14,200	Hershey Foods Corporation	1,382,654
31,400	Hormel Foods Corporation	1,549,590
6,500	JM Smucker Company	692,705
900	Kellogg Company	59,130
2,300	Keurig Green Mountain Inc.	286,603
300	Mead Johnson Nutrition Company, Class A Shares	27,951
63,500	Tyson Foods, Inc., Class A	2,383,790
	Total Food Products	7,414,075
	Gas Utilities – 0.1%
7,400	AGL Resources Inc.	407,222

Nuveen Investments

JCE  Nuveen Core Equity Alpha Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Health Care Equipment & Supplies – 1.7%
4,100	Baxter International, Inc.	$296,430
9,900	Becton, Dickinson and Company	1,171,170
134,400	Boston Scientific Corporation, (2)	1,716,288
3,000	C. R. Bard, Inc.	429,030
1,900	CareFusion Corporation, (2)	84,265
1,100	Covidien PLC	99,198
1,100	Edwards Lifesciences Corporation, (2)	94,424
200	Intuitive Surgical, Inc., (2)	82,360
9,000	Saint Jude Medical Inc.	623,250
1,500	Stryker Corporation	126,480
2,400	Varian Medical Systems, Inc., (2)	199,536
1,000	Zimmer Holdings, Inc.	103,860
	Total Health Care Equipment & Supplies	5,026,291
	Health Care Providers & Services – 6.4%
27,959	Aetna Inc.	2,266,916
31,300	AmerisourceBergen Corporation	2,274,258
35,900	Cardinal Health, Inc.	2,461,304
31,000	CIGNA Corporation	2,851,070
26,800	Davita Inc., (2)	1,938,176
7,700	Express Scripts, Holding Company, (2)	533,841
9,500	Humana Inc.	1,213,340
3,900	Laboratory Corporation of America Holdings, (2)	399,360
12,000	McKesson HBOC Inc.	2,234,520
1,300	Patterson Companies, Inc.	51,363
8,000	UnitedHealth Group Incorporated	654,000
19,200	Wellpoint Inc.	2,066,112
	Total Health Care Providers & Services	18,944,260
	Hotels, Restaurants & Leisure – 1.5%
8,500	Carnival Corporation	320,025
1,400	Chipotle Mexican Grill, (2)	829,514
25,400	Marriott International, Inc., Class A	1,628,140
4,100	McDonald's Corporation	413,034
1,300	Starwood Hotels & Resorts Worldwide, Inc.	105,066
2,500	Wyndham Worldwide Corporation	189,300
4,300	Wynn Resorts Ltd	892,508
1,400	YUM! Brands, Inc.	113,680
	Total Hotels, Restaurants & Leisure	4,491,267
	Household Durables – 0.9%
9,100	D.R. Horton, Inc.	223,678
9,700	Garmin Limited	590,730
7,300	Harman International Industries Inc.	784,239
6,300	Lennar Corporation, Class A	264,474
24,300	Newell Rubbermaid Inc.	753,057
8,700	Pulte Corporation	175,392
	Total Household Durables	2,791,570
	Household Products – 0.7%
7,400	Clorox Company	676,360
4,100	Colgate-Palmolive Company	279,538
7,100	Kimberly-Clark Corporation	789,662
4,100	Procter & Gamble Company	322,219
	Total Household Products	2,067,779
	Independent Power & Renewable Electricity Producers – 0.7%
57,600	NRG Energy Inc.	2,142,720

Nuveen Investments

Shares	Description (1)	Value
	Industrial Conglomerates – 0.2%
1,700	3M Co.	$243,508
12,200	General Electric Company	320,616
200	Roper Industries Inc.	29,202
	Total Industrial Conglomerates	593,326
	Insurance – 6.3%
1,000	Ace Limited	103,700
32,700	AFLAC Incorporated	2,035,575
64,500	Allstate Corporation	3,787,440
17,300	AON PLC	1,558,557
32,500	Assurant Inc.	2,130,375
14,700	Cincinnati Financial Corporation	706,188
3,900	Hartford Financial Services Group, Inc.	139,659
23,200	Lincoln National Corporation	1,193,408
8,000	Marsh & McLennan Companies, Inc.	414,560
40,800	Principal Financial Group, Inc.	2,059,584
10,400	Prudential Financial, Inc.	923,208
13,750	Torchmark Corporation	1,126,400
8,100	Travelers Companies, Inc.	761,967
48,100	Unum Group	1,671,956
	Total Insurance	18,612,577
	Internet & Catalog Retail – 1.0%
200	Amazon.com, Inc., (2)	64,956
3,100	Expedia, Inc.	244,156
2,200	NetFlix.com Inc., (2)	969,320
1,400	priceline.com Incorporated, (2)	1,684,200
	Total Internet & Catalog Retail	2,962,632
	Internet Software & Services – 2.0%
3,000	eBay Inc., (2)	150,180
24,400	Facebook Inc., Class A Shares, (2)	1,641,876
2,600	Google Inc., Class A, (2)	1,520,142
2,600	Google Inc., Class C Shares, (2)	1,495,728
3,500	VeriSign, Inc., (2)	170,835
27,200	Yahoo! Inc., (2)	955,536
	Total Internet Software & Services	5,934,297
	IT Services – 2.4%
600	Accenture Limited	48,504
4,100	Alliance Data Systems Corporation, (2)	1,153,125
3,400	Automatic Data Processing, Inc.	269,552
12,200	Cognizant Technology Solutions Corporation, Class A, (2)	596,702
12,200	Computer Sciences Corporation	771,040
31,300	Fidelity National Information Services	1,713,362
1,000	Fiserv, Inc., (2)	60,320
1,200	International Business Machines Corporation (IBM)	217,524
11,500	MasterCard, Inc.	844,905
6,200	Paychex, Inc.	257,672
7,800	Total System Services Inc.	244,998
5,100	Visa Inc.	1,074,621
	Total IT Services	7,252,325
	Leisure Equipment & Products – 0.2%
8,300	Hasbro, Inc.	440,315

Nuveen Investments

JCE  Nuveen Core Equity Alpha Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Life Sciences Tools & Services – 1.2%
3,100	Agilent Technologies, Inc.	$178,064
8,000	Perkinelmer Inc.	374,720
25,000	Thermo Fisher Scientific, Inc.	2,950,000
	Total Life Sciences Tools & Services	3,502,784
	Machinery – 1.8%
7,500	Caterpillar Inc.	815,025
5,400	Deere & Company	488,970
6,700	Dover Corporation	609,365
24,300	Flowserve Corporation	1,806,705
800	Illinois Tool Works, Inc.	70,048
3,000	Ingersoll Rand Company Limited, Class A	187,530
2,000	Joy Global Inc.	123,160
2,300	PACCAR Inc.	144,509
3,900	Pall Corporation	333,021
3,700	Pentair Limited	266,844
1,800	Snap-on Incorporated	213,336
8,100	Xylem Inc.	316,548
	Total Machinery	5,375,061
	Media – 7.4%
5,600	Cablevision Systems Corporation	98,840
123,900	Comcast Corporation, Class A	6,650,952
8,700	DirecTV, (2)	739,587
300	Discovery Communications inc., Class A Shares, (2)	22,284
3,200	Interpublic Group Companies, Inc.	62,432
18,825	News Corporation, Class A Shares, (2)	337,721
3,700	Omnicom Group, Inc.	263,514
4,700	Scripps Networks Interactive, Class A Shares	381,358
15,800	Time Warner Cable, Class A	2,327,340
63,700	Time Warner Inc.	4,474,925
75,300	Twenty First Century Fox Inc., Class A Shares	2,646,795
10,000	Viacom Inc., Class B	867,300
36,500	Walt Disney Company	3,129,510
	Total Media	22,002,558
	Metals & Mining – 0.8%
67,900	Alcoa Inc.	1,011,031
6,900	Allegheny Technologies, Inc.	311,190
5,200	Newmont Mining Corporation	132,288
1,300	Nucor Corporation	64,025
38,100	United States Steel Corporation	992,124
	Total Metals & Mining	2,510,658
	Multiline Retail – 0.2%
300	Dollar General Corporation, (2)	17,208
1,900	Kohl's Corporation	100,092
5,000	Macy's, Inc.	290,100
1,100	Nordstrom, Inc.	74,723
	Total Multiline Retail	482,123
	Multi-Utilities – 2.7%
9,100	Ameren Corporation	372,008
6,600	CMS Energy Corporation	205,590
1,400	Consolidated Edison, Inc.	80,836
9,900	Dominion Resources, Inc.	708,048
2,300	DTE Energy Company	179,101
2,600	Integrys Energy Group, Inc.	184,938
29,900	NiSource Inc.	1,176,266

Nuveen Investments

Shares	Description (1)	Value
	Multi-Utilities (continued)
7,400	PG&E Corporation	$355,348
9,700	Public Service Enterprise Group Incorporated	395,663
3,400	Scana Corporation	182,954
27,600	Sempra Energy	2,889,996
9,800	TECO Energy, Inc.	181,104
22,800	Wisconsin Energy Corporation	1,069,776
	Total Multi-Utilities	7,981,628
	Oil, Gas & Consumable Fuels – 4.6%
29,600	Cabot Oil & Gas Corporation	1,010,544
34,100	Chesapeake Energy Corporation	1,059,828
700	Chevron Corporation	91,385
1,500	Cimarex Energy Company	215,190
7,000	ConocoPhillips	600,110
10,700	CONSOL Energy Inc.	492,949
3,300	Devon Energy Corporation	262,020
8,400	EOG Resources, Inc.	981,624
14,300	EQT Corporation	1,528,670
3,300	Exxon Mobil Corporation	332,244
7,650	Marathon Petroleum Corporation	597,236
900	Murphy Oil Corporation	59,832
5,500	Occidental Petroleum Corporation	564,465
10,700	ONEOK, Inc.	728,456
26,500	Peabody Energy Corporation	433,275
10,600	Phillips 66	852,558
3,100	QEP Resources Inc.	106,950
5,500	Range Resources Corporation	478,225
21,300	Southwestern Energy Company, (2)	968,937
15,500	Spectra Energy Corporation	658,440
11,300	Valero Energy Corporation	566,130
20,200	Williams Companies, Inc.	1,175,842
	Total Oil, Gas & Consumable Fuels	13,764,910
	Pharmaceuticals – 4.3%
19,100	Actavis Inc., (2)	4,260,255
2,800	Allergan, Inc.	473,816
24,800	Bristol-Myers Squibb Company	1,203,048
6,100	Eli Lilly and Company	379,237
15,200	Forest Laboratories, Inc., (2)	1,504,800
4,200	Hospira Inc., (2)	215,754
900	Johnson & Johnson	94,158
38,232	Merck & Company Inc.	2,211,721
34,100	Mylan Laboratories Inc., (2)	1,758,196
3,900	Perrigo Company	568,464
5,800	Pfizer Inc.	172,144
	Total Pharmaceuticals	12,841,593
	Professional Services – 0.9%
500	Dun and Bradstreet Inc.	55,100
17,500	Equifax Inc.	1,269,450
26,200	Nielsen Holdings BV	1,268,342
	Total Professional Services	2,592,892
	Real Estate Investment Trust – 1.9%
6,700	Apartment Investment & Management Company, Class A	216,209
1,600	AvalonBay Communities, Inc.	227,504
2,700	Boston Properties, Inc.	319,086
29,500	Crown Castle International Corporation	2,190,670
4,300	Equity Residential	270,900
900	Essex Property Trust Inc.	166,419

Nuveen Investments

JCE  Nuveen Core Equity Alpha Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Shares	Description (1)	Value
	Real Estate Investment Trust (continued)
1,600	General Growth Properties Inc.	$37,696
1,600	Health Care Property Investors Inc.	66,208
1,600	Health Care REIT, Inc.	100,272
2,800	Kimco Realty Corporation	64,344
1,300	Macerich Company	86,775
2,900	Prologis Inc.	119,161
2,500	Public Storage, Inc.	428,375
800	Simon Property Group, Inc.	133,024
1,400	Ventas Inc.	89,740
2,100	Vornado Realty Trust	224,133
29,400	Weyerhaeuser Company	972,846
	Total Real Estate Investment Trust	5,713,362
	Real Estate Management & Development – 0.1%
7,100	CBRE Group Inc., (2)	227,484
	Road & Rail – 0.6%
3,300	Norfolk Southern Corporation	339,999
6,600	Ryder System, Inc.	581,394
8,300	Union Pacific Corporation	827,925
	Total Road & Rail	1,749,318
	Semiconductors & Equipment – 1.6%
6,100	Applied Materials, Inc.	137,555
4,300	Avago Technologies Limited	309,901
14,600	Broadcom Corporation, Class A	541,952
22,000	Intel Corporation	679,800
5,000	Linear Technology Corporation	235,350
71,600	Micron Technology, Inc., (2)	2,359,220
10,600	NVIDIA Corporation	196,524
3,700	Xilinx, Inc.	175,047
	Total Semiconductors & Equipment	4,635,349
	Software – 1.6%
13,400	Adobe Systems Incorporated, (2)	969,624
9,300	Autodesk, Inc., (2)	524,334
35,600	CA Inc.	1,023,144
900	Electronic Arts Inc., (2)	32,283
4,800	Intuit, Inc.	386,544
27,200	Microsoft Corporation	1,134,240
5,600	Oracle Corporation	226,968
2,600	Red Hat, Inc., (2)	143,702
2,600	Salesforce.com, Inc., (2)	151,008
1,200	Symantec Corporation	27,480
	Total Software	4,619,327
	Specialty Retail – 5.7%
1,400	AutoZone, Inc., (2)	750,736
4,300	Best Buy Co., Inc.	133,343
11,000	Gap, Inc.	457,270
108,300	Home Depot, Inc.	8,767,966
3,300	L Brands Inc.	193,578
3,800	Lowe's Companies, Inc.	182,362
3,400	O'Reilly Automotive Inc., (2)	512,040
500	Ross Stores, Inc.	33,065
1,700	Tiffany & Co.	170,425
106,100	TJX Companies, Inc.	5,639,215
	Total Specialty Retail	16,840,000

Nuveen Investments

Shares	Description (1)	Value
	Textiles, Apparel & Luxury Goods – 0.8%
9,200	Michael Kors Holdings Limited, (2)	$815,580
4,300	Nike, Inc., Class B	333,465
4,500	Under Armour, Inc., (2)	267,705
12,800	VF Corporation	806,400
	Total Textiles, Apparel & Luxury Goods	2,223,150
	Thrifts & Mortgage Finance – 0.1%
12,500	Hudson City Bancorp, Inc.	122,875
5,600	People's United Financial, Inc.	84,952
	Total Thrifts & Mortgage Finance	207,827
	Tobacco – 1.3%
50,600	Altria Group, Inc.	2,122,164
16,400	Lorillard Inc.	999,908
13,100	Reynolds American Inc.	790,585
	Total Tobacco	3,912,657
	Trading Companies & Distributors – 0.0%
100	W.W. Grainger, Inc.	25,427
	Total Long-Term Investments (cost $221,234,968)	297,809,950

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.5%
	Repurchase Agreements – 0.6%
$1,852	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/14, repurchase price $1,852,356, collateralized by $1,800,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $1,890,000	0.000%	7/01/14	N/A	$1,852,356
	U.S. Government and Agency Obligations – 0.9%
2,500	U.S. Treasury Bills, (4)	0.000%	7/24/14	Aaa	2,499,973
$4,352	Total Short-Term Investments (cost $4,352,264)				4,352,329
	Total Investments (cost $225,587,232) – 101.8%				302,162,279
	Other Assets Less Liabilities – (1.8)% (5)				(5,213,652)
	Net Assets – 100%				$296,948,627

Nuveen Investments

JCE  Nuveen Core Equity Alpha Fund
Portfolio of Investments (continued)  June 30, 2014 (Unaudited)

Investments in Derivatives as of June 30, 2014

Options Written outstanding:

Number of Contracts	Description	Counterparty	Notional Amount		Expiration Date	Strike Price	Value (5)
(130,470)	Custom Basket 1*	Deutsche Bank	$(13,047,000	) (6)	8/01/14	$103.0000	$(58,712)
(100)	RUSSELL 2000® Index	Deutsche Bank	(12,251,850	) (7)	8/05/14	1,225.1850	(77,785)
(180)	S&P Midcap 400® Index	HSBC	(25,620,241	) (7)	7/03/14	1,423.3467	(210,787)
(200)	S&P Midcap 400® Index	Deutsche Bank	(29,236,600	) (7)	7/30/14	1,461.8300	(81,540)
(130,950)	Total Options Written (premiums received $265,955)		$(80,155,691)				$(428,824)

*  The following table represents the individual common stock holdings comprising the Custom Basket 1 Options Written as of June 30, 2014.

Shares	Description	Value
25,000	iShares® Core S&P Mid-Cap ETF	$(16,097)
10,000	iShares® Russell 2000 Index ETF	(5,346)
10,000	SPDR S&P 500 ETF Trust	(8,807)
20,000	ServiceNow, Inc.	(5,576)
50,000	Interpublic Group Companies, Inc.	(4,390)
10,000	Vertex Pharmaceuticals	(4,261)
10,000	TripAdvisor, Inc.	(4,890)
50,000	Barrick Gold Corporation	(4,118)
30,000	Delta Air Lines, Inc.	(5,227)
		$(58,712)

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	Long	60	9/14	$5,857,200	$70,470

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)  Other Assets Less Liabilities includes the Value of certain derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(6)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by $100.

(7)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

N/A  Not applicable.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  June 30, 2014 (Unaudited)

Assets
Long-term investments, at value (cost $221,234,968)	$297,809,950
Short-term investments, at value (cost $4,352,264)	4,352,329
Receivable for:
Dividends	296,678
Options sold	128,893
Reclaims	931
Variation margin on futures contracts	1,200
Other assets	19,121
Total assets	302,609,102
Liabilities
Cash overdraft	218,185
Options written, at value (premiums received $265,955)	428,824
Payable for dividends	4,683,186
Accrued expenses:
Management fees	222,976
Trustees fees	16,416
Other	90,888
Total liabilities	5,660,475
Net assets	$296,948,627
Shares outstanding	16,021,686
Net asset value ("NAV") per share outstanding	$18.53
Net assets consist of:
Shares, $.01 par value per share	$160,217
Paid-in surplus	206,559,901
Undistributed (Over-distribution of) net investment income	(8,469,725)
Accumulated net realized gain (loss)	22,215,586
Net unrealized appreciation (depreciation)	76,482,648
Net assets	$296,948,627
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $2,467)	$2,364,416
Interest	753
Total investment income	2,365,169
Expenses
Management fees	1,314,836
Shareholder servicing agent fees and expenses	150
Custodian fees and expenses	48,605
Trustees fees and expenses	4,045
Professional fees	21,300
Shareholder reporting expenses	27,138
Stock exchange listing fees	4,377
Investor relations expenses	28,978
Other expenses	29,405
Total expenses	1,478,834
Net investment income (loss)	886,335
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	15,694,249
Futures contracts	511,679
Options written	(96,707)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,126,463
Futures contracts	(133,350)
Options written	328,986
Net realized and unrealized gain (loss)	18,431,320
Net increase (decrease) in net assets from operations	$19,317,655

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets (Unaudited)

	Six Months Ended 6/30/14	Year Ended 12/31/13
Operations
Net investment income (loss)	$886,335	$2,059,698
Net realized gain (loss) from:
Investments and foreign currency	15,694,249	38,243,627
Futures contracts	511,679	1,107,360
Options written	(96,707)	(3,510,530)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	2,126,463	36,124,998
Futures contracts	(133,350)	226,800
Options written	328,986	(560,891)
Net increase (decrease) in net assets from operations	19,317,655	73,691,062
Distributions to Shareholders
From and in excess of net investment income	(9,340,643)	—
From net investment income	—	(2,022,294)
From accumulated net realized gains	—	(21,135,451)
Decrease in net assets from distributions to shareholders	(9,340,643)	(23,157,745)
Net increase (decrease) in net assets	9,977,012	50,533,317
Net assets at the beginning of period	286,971,615	236,438,298
Net assets at the end of period	$296,948,627	$286,971,615
Undistributed (Over-distribution of) net investment income at the end of period	$(8,469,725)	$(15,417)

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions											Total Returns
		Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accumu- lated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Offering Costs		Ending NAV	Ending Market Value	Based on NAV(b)	Based on Market Value(b)
Year Ended 12/31:
2014	(d)	$17.91	$.06	$1.14	$1.20	$(.58	)***	$—	$—	$(.58)	$—		$—		$18.53	$18.17	6.77%	10.51%
2013		14.76	.13	4.47	4.60	(.13)		(1.32)	—	(1.45)	—		—		17.91	16.98	31.97	39.08
2012		13.88	.17	1.79	1.96	(1.08)		—	—	(1.08)	—		—		14.76	13.35	14.28	15.81
2011		14.05	.10	.81	.91	(1.08)		—	—	(1.08)	—	*	—		13.88	12.47	6.70	3.11
2010		13.18	.10	1.87	1.97	(.92)		—	(.18)	(1.10)	—	*	—		14.05	13.12	15.82	17.25
2009		11.74	.14	2.38	2.52	(.15)		—	(.95)	(1.10)	.02		—	*	13.18	12.21	23.16	41.27

Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets
		Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)
Year Ended 12/31:
2014	(d)	$296,949	1.03	%**	.62	%**	27%
2013		286,972	1.04		.77		65
2012		236,438	1.05		1.14		77
2011		222,461	1.05		.69		67
2010		225,187	1.11		.73		131
2009		211,367	1.15		1.20		112

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)  For the six months ended June 30, 2014.

*  Rounds to less than $.01 per share.

**  Annualized.

***  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2014, as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Core Equity Alpha Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end registered investment company. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JCE." The Fund was organized as a Massachusetts business trust on January 9, 2007.

Investment Adviser

The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with INTECH Investment Management LLC ("INTECH"), an independently managed indirect subsidiary of Janus Capital Group Inc., and Nuveen Asset Management, LLC, ("NAM"), a subsidiary of the Adviser, (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). INTECH manages the Fund's investment portfolio, while NAM manages the Fund's investments in option contracts.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the "Purchase Agreement") to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an "assignment" (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund's sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser.

The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund's investment objectives or policies.

Investment Objective and Principal Investment Strategies

The Fund's investment objective is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund will invest in a portfolio of common stocks selected from among the 500 stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by INTECH to select large cap, core equity securities and will also employ innovative risk reduction techniques. Typically, the Fund's equity portfolio will hold 150-450 stocks included in the S&P 500® Index. The Fund will also employ an option strategy that seeks to enhance the Fund's risk-adjusted performance over time through a meaningful reduction in the volatility of the Fund's returns relative to the returns of the S&P 500® Index (the "Option Strategy"). The Fund expects to write (sell) call options primarily on custom baskets of stocks that seek to track the return of the S&P 500® Index within parameters determined by NAM. A custom basket call option is an option whose value is linked to the market value of a portfolio of underlying stocks. In designing the custom basket call options, NAM will seek to minimize the difference between the returns of the stocks underlying the custom basket versus the S&P 500® Index. The Fund may also write call options on stock indexes or exchange-traded funds (commonly referred to as "ETFs"), when NAM believes such techniques are likely to be more efficient or effective than writing custom basket call options. The Fund normally will hold a small number of written custom basket call option positions with expirations generally of 60 days or less. The Fund expects that most call options in the Option Strategy will be slightly "out-of-the-money" (i.e., the exercise price is above the current level of the cash value of the stocks underlying the custom basket call options) at the time they are written. By employing custom basket call options primarily (rather than options on indexes), NAM expects that it will be better able to limit the overlap between the underlying common stocks included in each custom basket and the Fund's portfolio of common stocks, which in turn helps enable the Fund to avoid tax straddles, which would potentially have negative tax implications and require the Fund to bear substantially greater accounting and administrative costs.

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Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value ("NAV"), the difference will reduce NAV per share. If the Fund's total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2013, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2014, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2014, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements as of June 30, 2014, reflect an over-distribution of net investment income.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

As of June 30, 2014, the Fund was invested in repurchase agreements and option contracts that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair value input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Nuveen funds' Board of Directors/Trustees. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The value of exchange-traded options are based on the mean of the closing bid and ask prices. Index options and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds' Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds' Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

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Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$297,809,950	$—	$—	$297,809,950
Short-Term Investments:
Repurchase Agreements	—	1,852,356	—	1,852,356
U.S. Government and Agency Obligations	—	2,499,973	—	2,499,973
Investments in Derivatives:
Options Written	—	(428,824)	—	(428,824)
Futures Contracts**	70,470	—	—	70,470
Total	$297,880,420	$3,923,505	$—	$301,803,925

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts," respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$1,852,356	$(1,852,356)	$—

*  As of June 30, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days "mark-to-market" of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund's account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund's account with an amount equal to depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss

Nuveen Investments

equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended June 30, 2014, the Fund continued to purchase equity index futures contracts to gain equity market exposure where the portfolio holds cash.

The average notional amount of futures contracts outstanding during the six months ended June 30, 2014, was as follows:

Average notional amount of futures contracts outstanding*	$5,658,100

*  The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Fund as of June 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$70,470	—	$—

*  Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolio of Investments and not the cash collateral at brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the six months ended June 30, 2014, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Equity	Futures contracts	$511,679	$(133,350)

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options during the reporting period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or upon executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options written" on the Statements of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended June 30, 2014, the Fund continued to write call options on a basket of stocks and on stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding options written during the six months ended June 30, 2014, was as follows:

Average notional amount of outstanding options written*	$(104,277,930)

*  The average notional is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The following table presents the fair value of all options written by the Fund as of June 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity	Options	—	$—	Options written, at value	$(428,824)

The following table presents the options written that are subject to netting agreements as of June 30, 2014, and the collateral delivered related to those contracts.

Counterparty	Gross Options Written, at Value*	Amounts Netted on Statement of Assets and Liabilities	Net Options Written, at Value	Collateral Pledged to Counterparty	Net Exposure
Deutsche Bank	$(218,037)	$—	$(218,037)	$—	$(218,037)
HSBC	(210,787)	—	(210,787)	210,787	—
Total	$(428,824)	$—	$(428,824)	$210,787	$(218,037)

*  Represents gross value for the counterparty as presented in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the six months ended June 30, 2014, as well as the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity	Options	$(96,707)	$328,986

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Fund did not have any transactions in shares during the six months ended June 30, 2014 and the fiscal year ended December 31, 2013.

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the six months ended June 30, 2014, aggregated $79,743,391 and $88,611,816, respectively.

Transactions in options written during the six months ended June 30, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	234,481	$652,773
Options written	1,467,651	2,614,057
Options terminated in closing purchase transactions	(235,551)	(1,394,691)
Options expired	(1,335,631)	(1,606,184)
Options outstanding, end of period	130,950	$265,955

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6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$225,676,657
Gross unrealized:
Appreciation	$77,105,393
Depreciation	(619,771)
Net unrealized appreciation (depreciation) of investments	$76,485,622

Permanent differences, primarily due to Real Estate Investment Trust (REIT) adjustments and distribution reclasses, resulted in reclassifications among the Fund's components of net assets at December 31, 2013, the Fund's last tax year-end, as follows:

Paid-in surplus	$(4,464)
Undistributed (Over-distribution of) net investment income	15,401,767
Accumulated net realized gain (loss)	(15,397,303)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2013, the Fund's last tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	6,190,973

The tax character of distributions paid during the Fund's last tax year ended December 31, 2013, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$2,938,510
Distributions from net long-term capital gains	20,219,235

1  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

During the Fund's last tax year ended December 31, 2013, the Fund utilized $7,865,821 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7500%
For the next $500 million	0.7250
For the next $500 million	0.7000
For the next $500 million	0.6750
For managed assets over $2 billion	0.6500

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2014, the complex-level fee rate for the Fund was 0.1653%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

7. New Accounting Pronouncement

Financial Accounting Standards Board ("FASB") Financial Services – Investment Companies (Topic 946):
Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update ("ASU") 2013-08, "Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements," which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that the Fund's current disclosures already followed this guidance and therefore it does not have an impact on the Fund's financial statements or footnote disclosures.

8. Subsequent Events

As previously described in Note 1 – General Information and Significant Accounting Policies, Agreement and Plan of Merger, the new investment management agreements and the new sub-advisory agreements have been approved by shareholders of the Fund.

The transaction is currently expected to close early in the fourth quarter of 2014, but remains subject to customary closing conditions.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

The Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

JCE
Common Shares Repurchased	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Blended Index: A blend of returns consisting of 1) 50% of the S&P 500® Index and 2) 50% of the CBOE S&P 500® Buy/Write Index (BXM), which is a passive total return index based on selling the near-term, at-the-money S&P 500® Index (SPX) call option against the S&P 500® Index portfolio each month, on the day the current contract expires. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

I.  The Approval Process

The Board of Trustees of the Fund (the "Board" and each Trustee, a "Board Member"), including the Board Members who are not parties to the Fund's advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and the sub-advisers to the Fund and determining whether to approve or continue the Fund's advisory agreement (the "Original Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and sub-advisory agreements (each, an "Original Sub-Advisory Agreement" and, together with the Original Investment Management Agreement, the "Original Advisory Agreements") between (a) the Adviser and Nuveen Asset Management, LLC ("NAM") and (b) the Adviser and INTECH Investment Management LLC ("INTECH" and, together with NAM, the "Sub-Advisers"). Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. ("Nuveen") by TIAA-CREF (the "Transaction"). For purposes of this section, references to "Nuveen" herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Nuveen funds. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate the Original Investment Management Agreement and each of the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the "April Meeting"), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Fund. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved a new advisory agreement (the "New Investment Management Agreement") between the Fund and the Adviser and new sub-advisory agreements (each, a "New Sub-Advisory Agreement" and, together with the New Investment Management Agreement, the "New Advisory Agreements") between (a) the Adviser and NAM and (b) the Adviser and INTECH, each on behalf of the Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the "February Meeting"), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Fund); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen's capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds' fees and expenses, including the funds' complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the

Nuveen Investments

context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Advisers (collectively, the "Fund Advisers" and each, a "Fund Adviser") and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Adviser and the affiliated sub-advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the employees of the Adviser and the affiliated sub-advisers knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Adviser and the affiliated sub-advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds' investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Advisers) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Fund and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of the Fund's performance (including performance comparisons against the performance of its peer group and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser's profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund's expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and the Sub-Advisers. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain NAM equity and fixed income teams in September 2013 and met with the NAM municipal team at the August and November 2013 quarterly meetings. INTECH also made a presentation to the Board during the year.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as

Nuveen Investments

all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.  Nature, Extent and Quality of Services

1.  The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser's organization and business; the types of services that each Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Fund, and the Sub-Advisers generally provide the portfolio advisory services to the Fund under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund's daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund's tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund's various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser's continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser's significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Fund and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen's continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen's support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Advisers who provide the portfolio advisory services to the Fund. In reviewing the portfolio advisory services provided to the Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Advisers and may recommend changes to the investment teams or investment strategies as appropriate. In assisting the Board's review of the Sub-Advisers, the Adviser provides a report analyzing, among other things, each Sub-Adviser's investment team and changes thereto, organization and history, assets under management, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or the Fund and Fund performance (or the portion of the Fund's portfolio allocated to the respective Sub-Adviser). In their review of the Sub-Advisers, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, each Sub-Adviser's organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Fund. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Nuveen funds' compliance policies and procedures; the

Nuveen Investments

resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen's supervision of the Fund's service providers. The Board recognized Nuveen's commitment to compliance and strong commitment to a culture of compliance. Given the Adviser's emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each respective Original Advisory Agreement were satisfactory.

2.  The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreement and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Fund; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement. Similarly, the terms of the New Sub-Advisory Agreements, including fees payable thereunder, are substantially identical to those of the corresponding Original Sub-Advisory Agreements. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreement and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Advisers. Each Sub-Adviser will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio allocated by the Adviser to the respective Sub-Adviser, all on behalf of the Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen's proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the

Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen's ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF's distribution network, particularly through TIAA-CREF's retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF's retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B.  The Investment Performance of the Fund and Fund Advisers

1.  The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund's performance and its investment teams. In considering the Fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds and the fund's performance compared to its benchmark. Accordingly, the Board reviewed, among other things, the Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•  The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•  Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

Nuveen Investments

•  The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.

•  The usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund's performance compared to its benchmark to help assess the fund's comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund's performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund's performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.i While the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.

In considering the performance data, the Independent Board Members noted that the Fund had demonstrated generally favorable performance in comparison to peers, performing in the first quartile over various periods.

Based on their review, the Independent Board Members determined that the Fund's investment performance had been satisfactory.

2.  The New Advisory Agreements

With respect to the performance of the Fund, the Board considered that the portfolio investment personnel responsible for the management of the Fund's portfolio were expected to continue to manage the portfolio following the completion of the Transaction and the investment strategies of the Fund were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.  Fees, Expenses and Profitability

1.  Fees and Expenses

The Board evaluated the management fees and expenses of the Fund, reviewing, among other things, the Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and

i  The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund's performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Fund had a net management fee and net expense ratio (including fee waivers and expense reimbursements) below its respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.  Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have one or more sub-advisers, either affiliated and/or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser(s). In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser(s) generally reflects the portfolio management services provided by the sub-adviser(s). The Independent Board Members considered the fees a Fund Adviser assesses to the Fund compared to that of other clients. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of

Nuveen Investments

risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Fund (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

With respect to INTECH, the Independent Board Members also considered the pricing schedule or fees that it charges for other clients. The Independent Board Members noted that the fees paid to INTECH for its sub-advisory services were at the low end of its fee schedule. The Independent Board Members also noted that the fees paid to INTECH were the result of arm's-length negotiations.

3.  Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen's consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser's continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser's continued commitment to its business should enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser's particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser's adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including NAM, the Independent Board Members reviewed each such sub-adviser's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. In addition, with respect to sub-advisers unaffiliated with Nuveen,

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

including INTECH, the Independent Board Members also considered such sub-adviser's revenues, expenses and profitability margins for their advisory activities with the applicable funds. Based on their review, the Independent Board Members were satisfied that each Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

4.  The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser's level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1.  The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that, although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios.

Nuveen Investments

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2.  The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF's retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.  Indirect Benefits

1.  The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. The Fund's portfolio transactions are allocated by the Sub-Advisers. Accordingly, with respect to NAM, the Independent Board Members considered that it may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by NAM may also benefit the Fund and its shareholders to the extent the research enhances the ability of NAM to manage the Fund. The Independent Board Members noted that NAM's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. With respect to INTECH, the Independent Board Members noted that it does not participate in soft dollar arrangements.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

2.  The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.  Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•  Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•  The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the new investment management agreements or the new sub-advisory agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•  The reputation, financial strength and resources of TIAA-CREF.

•  The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

•  The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF's distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF's expertise and investment capabilities in additional asset classes.

G.  Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.  Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved an interim advisory agreement (the "Interim Investment Management Agreement") between the Fund and the Adviser and interim sub-advisory agreements (each, an "Interim Sub-Advisory Agreement") between (a) the Adviser and NAM and (b) the Adviser and INTECH. If necessary to assure continuity of advisory services, the Interim Investment Management Agreement and the Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement or the corresponding New Sub-Advisory Agreements, respectively. The terms of the Interim Investment Management

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Agreement and each of the Interim Sub-Advisory Agreements are substantially identical to those of the Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreements and New Sub-Advisory Agreements, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement and the Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the Original Investment Management Agreement and the corresponding Original Sub-Advisory Agreements, respectively.

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Notes

Notes

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Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

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To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

ESA-I-0614D 2841-INV-B08/15

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)      Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)      A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)      Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)           If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Core Equity Alpha Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 5, 2014